UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

October 24, 2011

Date of Report (Date of earliest event reported)

SOLTA MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33123	68-0373593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25881 Industrial Boulevard, Hayward, California 94545

(Address of principal executive offices, including zip code)

(510) 782-2286

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 24, 2011, Solta Medical, Inc., a Delaware corporation, issued a press release, a copy of which is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Solta Medical, Inc. press release, dated October 24, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Solta Medical, Inc.

By:	/s/ John F. Glenn
John F. Glenn Chief Financial Officer

Date: October 26, 2011